FEDERATED EUROPEAN EQUITY FUND

A Portfolio of Federated World Investment Series, Inc.

(formerly, Federated European Growth Fund)

Class A Shares
Class B Shares
Class C Shares
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SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 2003

Please add the following as the last bullet point under the section titled "RISK/RETURN SUMMARY" and the subsection titled "What Are The Main Risks of Investing In The Fund":

|X| the Fund may not be able to close out a derivative contract when it wants to. If this happens, the Fund will be required to keep the position open, and the Fund could incur losses.

Please add the following after the eighth paragraph under the section titled "WHAT ARE THE FUND'S INVESTMENT STRATEGIES":

     The Fund may invest a portion of its uninvested cash in stock index futures related to the performance of the European equity securities in which the Fund primarily invests. This strategy will be used in order to manage the volatility of cash flows into and out of the Fund.

Please add the following under the section titled "WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?":

     DERIVATIVE CONTRACTS

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


     For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to currency risks, and may also expose the Fund to liquidity and leverage risks.



     The Fund may trade in the following type of derivative contracts.


        Futures Contracts

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

     The Fund may buy or sell the following type of futures contracts: index futures contracts.

     Asset Coverage

     In order to secure its obligations in connection with derivatives contracts, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts.


Please add the following under the section titled "WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?":


     Liquidity Risks

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.


     Leverage Risks

     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


                                                                    May 15, 2003




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Federated European Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888
28419 (5/03)